UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 16, 2020 (June 15, 2020)

FRANKLIN FINANCIAL NETWORK, INC.
(Exact name of registrant as specified in its charter)

Tennessee	001-36895	20-8839445
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

722 Columbia Avenue Franklin, Tennessee		37064
(Address of principal executive offices)		(Zip Code)

(615) 236-2265
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value per share	FSB	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On June 15, 2020, Franklin Financial Network, Inc. (“Franklin”) held a special meeting of its shareholders (the “Meeting”). Of the 14,919,433 shares of Franklin’s common stock issued and outstanding at the close of business as of April 27, 2020, the record date for the Meeting, shareholders representing a majority of the shares of Franklin’s common stock issued and outstanding and entitled to vote at the Meeting were present or represented by proxy at the Meeting, constituting a quorum for all matters to be presented at the Meeting.

The following is an overview of the three proposals that were submitted to the shareholders for approval at the Meeting (each of which proposals was described in greater detail in the definitive joint proxy statement/prospectus filed by Franklin with the Securities Exchange Commission on May 4, 2020) and a tabulation of the votes with respect to each proposal.

Proposal 1: The shareholders approved the Agreement and Plan of Merger, dated as of January 21, 2020 (the “Merger Agreement”), by and among Franklin, FB Financial Corporation (“FB Financial”) and Paisley Acquisition Corporation (“Merger Sub”), pursuant to which Merger Sub will merge with and into Franklin (the “merger”), with Franklin as the surviving entity and a wholly owned subsidiary of FB Financial. The voting results on this proposal were as follows:

	Votes For	Votes Against	Votes Abstained	Broker Non-Votes
Common Stock	9,798,366	129,771	52,611	-

Proposal 2: The shareholders approved on an advisory (non-binding) basis, the merger-related compensation that will or may be paid to Franklin’s named executive officers in connection with the merger. The voting results on this proposal were as follows:

	Votes For	Votes Against	Votes abstained	Broker Non-Votes
Common Stock	9,436,684	437,333	106,731	-

Proposal 3: The shareholders approved the motion to adjourn the Meeting, if necessary or appropriate, to solicit additional proxies if, immediately prior to such adjournment, there are not sufficient votes to approve Merger Agreement. The voting results on this proposal were as follows:

	Votes For	Votes Against	Votes abstained	Broker Non-Votes
Common Stock	9,128,796	776,938	75,014	-

Although the foregoing proposal was approved, adjournment of the Special Meeting was not necessary or appropriate because Franklin’s shareholders approved the Merger Agreement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FRANKLIN FINANCIAL NETWORK, INC.

By:	/s/ Christopher J. Black
Christopher J. Black
Executive Vice President and Chief Financial Officer

Date: June 16, 2020